                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 26, 2006
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                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                           1-9924                     52-1568099
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)

       399 Park Avenue, New York, New York                  10043
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     (Address of principal executive offices)             (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits:

      Exhibit No.       Description
      -----------       -----------
      1.01              Terms Agreement, dated April 21, 2006, among Citigroup
                        Funding Inc., Citigroup Inc., as guarantor, and
                        Citigroup Global Markets Inc., as the underwriter,
                        relating to the offer and sale of Citigroup Funding
                        Inc.'s Stock Market Upturn Notes(SM) Based Upon the
                        Nasdaq-100(R) Index Due July 26, 2007.

      4.01              Form of Note for Citigroup Funding Inc.'s Stock Market
                        Upturn Notes(SM) Based Upon the Nasdaq-100(R) Index Due
                        July 26, 2007.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2006                   CITIGROUP INC.

                                        By: /s/ Charles E. Wainhouse
                                            ------------------------------------
                                            Name:  Charles E. Wainhouse
                                            Title: Assistant Treasurer